UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                _________________________________________________


                             SCHOOL4CHAUFFEURS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Delaware                                               20-5478196
_______________________________                              ___________________
(State or other Jurisdiction of                              (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


       1830 E. Miraloma, Suite D
         Placentia, California                                          92870
________________________________________                              __________
(Address of Principal Executive Offices)                              (Zip Code)


                             The Company Corporation
                                2711 Center Road
                                    Suite 400
                           Wilmington, Delaware 19809
                                 (800) 818-0204
            _________________________________________________________
            (Name, address and telephone number of agent for service)


Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-141406

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                         ______________________________
                                (Title of Class)

               INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     School4Chauffeurs, Inc., a Delaware corporation (the "Registrant") is registering shares of its common stock, par value $.001 per share ("Common Stock") pursuant to a registration statement on Form SB-2 [Commission File No. 333-141406] (the "Registration Statement") that was filed with the Securities and Exchange Commission on March 19, 2007 and as amended on March 26, 1007. Reference is made to the prospectus forming a part of the Registration Statement and the sections entitled "Summary Information and Risk Factors" and "Description of Securities," with all amendments to the Registration Statement which may be subsequently filed with the Securities and Exchange Commission, including the Prospectus contained therein (the "Prospectus"), and said sections are hereby incorporated by reference into this Form 8-A.

ITEM 2.  EXHIBITS.

     The following Exhibits are incorporated herein by reference from the Registration Statement pursuant to Rule 12b-32:

     3.1 Certificate of Incorporation of School4Chauffeurs, Inc.
         (Exhibit 3.1 to the Registrant's Form SB-2 Registration Statement filed with the Commission on March 19, 2007).

     3.2 Bylaws of School4Chauffeurs, Inc.
         (Exhibit 3.2 to the Registrant's Form SB-2 Registration Statement filed with the Commission on March 19, 2007).


                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  July 1, 2008                      SCHOOL4CHAUFFEURS, INC.



                                          By: /s/ JEFFERY E. JONES
                                                ___________________________
                                                  Jeffery E. Jones
                                                  President, Secretary, and
                                                  Treasurer